EXHIBIT 99
                             Joint Filer Information

Designated Filer:              BLUM CAPITAL PARTNERS, L.P.
Statement for Month/Day/Year:  April 30, 2004
Issuer & Symbol:               URS Corporation (URS)
Address of each Reporting Person for this Form 4:
            909 Montgomery Street, Suite 400,
            San Francisco, CA  94133
Relationship to Issuer of each Reporting Person:
            10% Owner and Director

Signatures

After reasonable inquiry and to the best of our knowledge and belief, the undersigned certify that the information set forth in this statement is true, complete and correct.

April 30, 2004

RICHARD C. BLUM & ASSOCIATES, INC.    BLUM CAPITAL PARTNERS, L.P.
                                      By: Richard C. Blum & Associates, Inc.,
                                           its general partner

By: /s/ Gregory D. Hitchan            By: /s/ Gregory D. Hitchan
    -----------------------               -------------------------
    Gregory D. Hitchan                    Gregory D. Hitchan
    General Counsel and Secretary         General Counsel and Secretary

BK CAPITAL PARTNERS IV, L.P.
STINSON CAPITAL PARTNERS, L.P.          STINSON CAPITAL FUND (CAYMAN), LTD.
STINSON CAPITAL PARTNERS II, L.P.         By: BLUM CAPITAL PARTNERS, L.P.,
STINSON CAPITAL PARTNERS (QP), L.P.          its investment advisor
                                        By: Richard C. Blum & Associates, Inc.,
By:   BLUM CAPITAL PARTNERS, L.P.,           its general partner
      its general partner
By:   Richard C. Blum & Associates, Inc.,
      its general partner


By: /s/ Gregory D. Hitchan              By: /s/ Gregory D. Hitchan
    -----------------------                 -----------------------
    Gregory D. Hitchan                      Gregory D. Hitchan
    General Counsel and Secretary           General Counsel and Secretary

BLUM STRATEGIC GP, L.L.C.               BLUM STRATEGIC PARTNERS, L.P.
                                        By: BLUM STRATEGIC GP, L.L.C.
                                             its general partner

By: /s/ Gregory D. Hitchan              By: /s/ Gregory D. Hitchan
    ------------------------                ---------------------------
    Gregory D. Hitchan, General Counsel     Gregory D. Hitchan, General Counsel

RICHARD C. BLUM


By: /s/ Gregory D. Hitchan
    --------------------------
    Gregory D. Hitchan, Attorney-in-Fact